UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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LAKE VICTORIA MINING COMPANY, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
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LAKE VICTORIA MINING COMPANY, INC.
1781 Larkspur Drive
Golden, CO, USA 80401
____________________________

CONSENT SOLICITATION STATEMENT

Dear Stockholder:

The board of directors of Lake Victoria Mining Company, Inc. (“we”, “us”, “our, the “Company” or “our company”) is soliciting your consent on behalf of our company to approve the following proposals:

1.	An amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 250,000,000 (the “Amendment”); and

2.	Adoption of our 2010 Stock Option Plan (the “2010 Plan”).

On October 7, 2010, our board of directors approved these proposals and now we are now seeking stockholder approval of these proposals, as discussed in more detail in this consent solicitation statement.

The proposed form of the certificate of amendment for the Amendment is attached hereto as Schedule A and the proposed 2010 Plan is attached hereto as Schedule B. In order for the Amendment to become effective, the certificate of amendment for the Amendment needs to be filed with the Nevada Secretary of State.

We are soliciting your approval of these proposals by written consent in lieu of a meeting of stockholders because our board of directors believes that it is in the best interests of our company and our stockholders to solicit such approval in the most cost effective manner. A form of written consent is enclosed for your use.

This consent solicitation statement and accompanying form of written consent is being sent to our stockholders on or about November 5, 2010. Our board of directors has fixed the close of business on November 5, 2010 as the record date (the “Record Date”) for determination of our stockholders entitled to give written consents. Only the stockholders of record on the Record Date are entitled to give the written consents for these proposals.

The written consents of stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date are required to approve these proposals.

Your consent is important regardless of the number of shares of our common stock that you hold. Although our board of directors has approved these proposals, the proposals require the approval by the vote of our stockholders holding a majority of the voting power of our outstanding common stock as of the Record Date.

Our board of directors unanimously recommends that you consent to these proposals. These proposals will be approved by our stockholders when we have received written consents to these proposals from our stockholders representing a majority of the voting power of our outstanding common stock. If you approve these proposals, please mark the enclosed written consent form to vote “For” these proposals, and complete, date, sign and return your written consent to us.

Please mail or fax your written consent to us no later than November 30, 2010 at:

Lake Victoria Mining Company, Inc.
1781 Larkspur Drive
Golden, Colorado, USA 80401
Fax: 1-866-910-6114

Question and Answers about This Consent Solicitation

Why am I receiving these materials?

We are asking our stockholders to approve the following proposals by written consents:

1.	Approval of the amendment of our articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 250,000,000 (the “Amendment”); and

2.	Approval of our 2010 Stock Option Plan (the “2010 Plan”).

On October 7, 2010 our board of directors approved these proposals and we are now seeking stockholder approvals of these proposals. The stockholder approval of the 2010 Plan is required in order to qualify certain options granted under the 2010 Plan for favorable income tax treatments under the U.S. tax laws. The full text of our amended articles of incorporation, is attached to this consent solicitation statement as Schedule A.

What is included in these materials?

These materials include:

  this consent solicitation statement; and
  the written consent form.

Important Notice Regarding the Availability of Materials for This Consent Solicitation

This consent solicitation statement and the written consent form are available at: http://lakevictoriaminingcompany.com/

What do I need to do now?

We urge you to carefully read and consider the information contained in this consent solicitation statement. We request that you send your written consent to each of the proposals described in this consent solicitation statement.

Who can give the written consents?

Our board of directors has fixed the close of business on November 4, 2010 as the record date (the “Record Date”) for determination of our stockholders entitled to give written consents. If you were a stockholder of record on the Record Date, you are entitled to give written consents to these proposals.

As of the Record Date, 76,246,900 shares of our common stock were issued and outstanding and, therefore, a total of 76,246,900 votes are entitled to be given by written consents.

How many votes do I have?

On each proposal, you have one vote for each share of our common stock that you owned as of the Record Date.

How do I send my written consents?

If you are a stockholder of record, please complete, date, sign, and return the enclosed written consent form via facsimile to 1-866-910-6114 or by mail to the following address:

Lake Victoria Mining Company, Inc.
1781 Larkspur Drive
Golden, Colorado, USA 80401

If you hold your shares in “street name” and wish to send your written consents, you must follow the instructions given by your broker, bank, or other nominee or contact your broker, bank, or other nominee for the information on how to send your written consents.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot send their written consents directly and must instead instruct the broker, bank, or other nominee on how to send their written consents.

What vote is required for the approval of a proposal?

Each proposal will be approved by our stockholders if we receive the written consents of our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date, or written consents representing at least 38,885,919 shares of our common stock.

How are votes counted?

A written consent form that has been signed, dated and delivered to us with the “For” box checked will constitute consent for the proposal. A written consent form that has been signed, dated and delivered to us with the “Against” or “Abstain” boxes checked or without any of the boxes checked will be counted as a vote against the proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

When is the approval of a proposal effective?

The approval of our stockholders of each proposal is effective when we receive the written consents to the proposal from our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote:

  “For” the approval of the amendment of our articles of incorporation; and

  “For” the approval of our 2010 Stock Option Plan.

Can I revoke my written consent after sending it?

Yes. A written consent, once dated, signed and delivered to us, will remain effective unless and until revoked by a written notice of revocation dated, signed and delivered to us before the time that we have received written consents to these proposals from our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date. Please send your notice of revocation via same facsimile number or by the same mailing address that you would send your written consent, as disclosed elsewhere in this consent solicitation statement.

Do I have the rights of appraisal or similar rights of dissenters with respect to these proposals?

No. Neither Nevada law nor our articles of incorporation or bylaws provide our stockholders with the rights of appraisal or similar rights of dissenters with respect to these proposals.

Who pays for the expense of this consent solicitation?

We will pay for the expense of soliciting the written consents and the cost of preparing, assembling and mailing material in connection therewith. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of written consents by mail may be supplemented by telephone, facsimile, other approved electronic media or personal solicitation by our director, officer, or regular employees. These individuals will receive no additional compensation for such services.

Forward-Looking Statements

This consent solicitation statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

PROPOSAL 1

APPROVAL OF AMENDMENT OF OUR ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 100,000,000
TO 250,000,000

We are asking our stockholders to approve an amendment of our articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 250,000,000 (the “Amendment”).

Our articles of incorporation currently provide for authorized capital stock consisting of 100,000,000 shares of common stock, par value $0.00001 per share and 100,000,000 shares of preferred stock, par value $0.00001. As of November 4, 2010, we had 76,246,900 shares of our common stock issued and outstanding. As of November 4, 2010 we have outstanding options and warrants to acquire 25,604,901 additional shares of our common stock.

Our board of directors believes that it is necessary and prudent to amend our articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 250,000,000 to allow us to issue additional shares of our common stock for the purposes described below, and for any other lawful purpose. We have no current intention or commitment to issue an amount of shares in excess of the 250,000,000 shares currently authorized.

Purpose and Effect of Increase in the Number of Authorized Shares of Our Common Stock

The primary reason for the increase to the authorized capital is due to the fact that our authorized shares of common stock are presently limited to 100,000,000 shares of common stock and we have 76,246,900 shares of our common stock issued and outstanding options and warrants to acquire 25,604,901 additional shares of our common stock. Accordingly, without the increase to our authorized capital we are unable to issue any shares of common stock that have not already been allocated. Our board of directors believes that an increase in the number of authorized shares of our common stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. The increased reserve of shares available for issuance would give us the flexibility of using our common stock to raise capital and/or as consideration in acquiring other businesses.

The increased reserve of shares available for issuance may be used to facilitate public or private financings. If sufficient operating funds cannot be generated by operations, we may need to, among other things, issue and sell our unregistered common stock, or securities convertible into our common stock, in private transactions. Such transactions might not be available on terms favorable to us, or at all. We may sell our common stock at prices less than the public trading price of our common stock at the time, and we may grant additional contractual rights to purchase our common stock not available to other holders of our common stock, such as warrants to purchase additional shares of our common stock or anti-dilution protections. We have no plans or agreements in place for any financing at this time and have no intentions at this time to issue any of the additional available authorized shares of our common stock for any financing if this proposal is approved.

We are continuously seeking opportunities to acquire more mining properties. Such acquisitions may be effected using shares of our common stock or other securities convertible into our common stock and/or by using capital that may need to be raised by selling such securities. The current number of available authorized shares of our common stock limits our ability to effect acquisitions of mineral properties using shares of our common stock or issuing shares to raise capital to fund such acquisitions or for other purposes.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plans for grants to our directors, officers, employees and consultants, and those of our subsidiaries. Our board of directors believes that it is critical to incentivize our directors, officers, employees and consultants, and those of our subsidiary, to increase our revenues and profitability, if any, and as a result, our market value, through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions if we grant options to the employees of the acquired companies. Our board of directors believes that our ability to achieve our growth strategy may be impaired without additional authorized shares of our common stock that could be used to provide such equity incentives.

The flexibility of our board of directors to issue additional shares of our common stock could also have an anti-takeover effect and enhance our ability to negotiate on behalf of our stockholders in a takeover situation. The authorized but unissued shares of our common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Stockholders should therefore be aware that approval of this proposal could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices. The increase in our authorized capital stock, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us.

The availability of additional shares of our common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If this proposal is approved by our stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of our common stock, except as may be required by applicable laws or rules.

The possible future issuance of shares of equity securities consisting of our common stock or securities convertible into our common stock could affect our current stockholders in a number of ways, including the following:

  diluting the voting power of the current holders of our common stock;
  diluting the market price of our common stock, to the extent that the shares of our common stock are issued and sold at prices below current trading prices of our common stock, or if the issuance consists of equity securities convertible into our common stock, to the extent that the securities provide for the conversion into our common stock at prices that could be below current trading prices of our common stock;
  diluting the earnings per share and book value per share of the outstanding shares of our common stock; and
  making the payment of dividends on our common stock potentially more expensive.

Other than as disclosed above, we have no intentions, plans, proposals or arrangements, written or otherwise, at this time to issue any of the additional available authorized shares of our common stock if this proposal is approved.

Effective Date of the Amendment

If the Amendment is approved by our stockholders, we have to file the certificate of amendment for the Amendment with the Nevada Secretary of State in order for the Amendment to become effective. If we obtain stockholder approval of the Amendment, we intend to file the certificate of amendment for the Amendment as soon as practicable.

The proposed form of the certificate of amendment for the Amendment is attached hereto as Schedule A. The text of the certificate of amendment is subject to revision for such changes as may be required by the Nevada Secretary of State and other changes consistent with the Amendment that we may deem necessary or appropriate.

Our board of directors reserves the right, notwithstanding stockholder approval of the Amendment and without further action by our stockholders, not to proceed with the Amendment at any time before the effective date of the Amendment of our articles of incorporation.

Description of Securities

Our current authorized capital stock consists of 100,000,000 shares of common stock, with a par value of $0.00001 per share and 100,000,000 shares of preferred stock, with a par value of $0.00001. In addition, we are asking our stockholders to approve the amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 250,000,000.

Common Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.00001 per share. The holders of our common stock:

  have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;

  are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

  do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and

  are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Generally, when a quorum is present or represented at any meeting of our stockholders, the vote of the holders of a majority of our common stock present in person or represented by proxy is sufficient to elect our directors or to decide any question brought before such meeting, subject to any voting rights granted to holders of any preferred stock. Generally, the holders of at least 10% of our common stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitutes a quorum at all meetings of our stockholders for the transaction of business. Our articles of incorporation do not provide for cumulative voting in the election of directors. In addition, generally, any action which may be taken by the vote of our stockholders at a meeting may be taken without a meeting if authorized by the written consent of our stockholders holding at least a majority of the voting power.

Subject to any preferential rights of any outstanding series of our preferred stock created by our board of directors, upon liquidation, dissolution or winding up of our company, the holders of our common stock are entitled to share ratably in all net assets available for distribution to our stockholders after payment to creditors.

Subject to any preferential rights of any outstanding series of our preferred stock created by our board of directors from time to time, the holders of our common stock are entitled to receive the dividends as may be declared by our board of directors out of funds legally available for dividends. Our board of directors is not obligated to declare a dividend. Any future dividends will be subject to the discretion of our board of directors and will depend upon, among other things, future earnings, the operating and financial condition of our company, its capital requirements, general business conditions and other pertinent factors. It is not anticipated that dividends will be paid in the foreseeable future.

Our common stock is not convertible or redeemable and has no preemptive, subscription or conversion rights. There are no conversions, redemption, sinking fund or similar provisions regarding our common stock. Each outstanding share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders. There are no cumulative voting rights.

Preferred Stock

If our articles of incorporation authorize issuance of the preferred stock into one or more series, each of which may be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. Also our board of directors is authorized, within any limitations prescribed by law and our articles of incorporation to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including but not limited to the following:

(a)	the rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b)	whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c)	the amount payable upon shares of preferred stock in the event of voluntary or involuntary liquidation;

(d)	sinking fund or other provisions, if any, for the redemption or purchase of shares of preferred stock;

(e)	the terms and conditions on which shares of preferred stock may be converted, if the shares of any series are issued with the privilege of conversion;

(f)

voting powers, if any, provided that if any of the preferred stock or series thereof will have voting rights, such preferred stock or series will vote only on a share for share basis with our common stock on any matter, including but not limited to the election of directors, for which such preferred stock or series has such rights; and

(g)

subject to the above, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as our board of directors may, at the time so acting, lawfully fix and determine under the laws of the state of Nevada.

We must not declare, pay or set apart for payment any dividend or other distribution in respect of our common stock, nor must we redeem, purchase or otherwise acquire for consideration shares of any of our common stock, unless dividends, if any, payable to holders of our preferred stock for the current period (and in the case of cumulative dividends, if any, payable to holders of our preferred stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of our preferred stock, as fixed by our board of directors.

In the event of the liquidation of our company, holders of our preferred stock will be entitled to receive, before any payment or distribution on our common stock, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such preferred stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such preferred stock (whether or not earned or declared) to the date of such distribution.

PROPOSAL 2

APPROVAL OF OUR 2010 STOCK OPTION PLAN

In this proposal, we are asking you to approve the 2010 Plan, which provides for granting of stock options to acquire up to a total of 10,000,000 shares of our common stock. On October 7, 2010, our board of directors adopted the 2010 Plan.

Description of Our 2010 Stock Option Plan

The following is a summary of the material features of the 2010 Plan. The full text of the 2010 Plan is attached to this consent solicitation statement as Schedule “B”.

Purpose

The purpose of the 2010 Plan is to retain the services of valued key employees and consultants of our company and such other persons as the 2010 Plan administrator selects, and to encourage such persons to acquire a greater proprietary interest in our company, thereby strengthening their incentive to achieve the objectives of our stockholders, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the 2010 Plan administrator.

Administration

The 2010 Plan administrator, which is currently our board of directors, administers the 2010 Plan. The 2010 Plan administrator has sole authority, in its absolute discretion, to (i) construe and interpret the 2010 Plan; (ii) grant stock options under the 2010 Plan; (iii) determine the individuals to whom stock options will be granted under the 2010 Plan and whether the option is an incentive stock option or a non-qualified stock option; (iv) determine the number of shares of our common stock subject to each stock option, the exercise price of each stock option, and the duration of each stock option.

Eligibility

An employee of our company or subsidiary subject to tax in the United States are eligible to receive incentive stock options. As of November 4, 2010, there is no person eligible to receive incentive stock options. Employees of our company or subsidiaries, consultants and such other persons as the 2010 Plan administrator selects are eligible to receive non-qualified stock options.

Shares Subject to Our 2010 Stock Option Plan

Under the 2010 Plan, the 2010 Plan administrator is authorized to grant stock options to acquire up to a total of 10,000,000 shares of our common stock.

Type of Stock Options

Under the 2010 Plan, either incentive stock options or non-qualified stock options may be granted. Incentive stock options are stock options that qualify for certain favorable tax treatment under the U.S. tax laws. Non-qualified stock options are stock options that are not incentive stock options. The aggregate fair market value on the date of grant of our common stock with respect to which incentive stock options are exercisable for the first time by an optionee subject to tax in the United States during any calendar year must not exceed $100,000, or such other limit as may be prescribed by the Internal Revenue Code.

Stock Option Price

The per share exercise price for an incentive stock option must not be less than the fair market value per share of our common stock on the date of grant. With respect to incentive stock options granted to greater-than-ten percent stockholder of our company, the exercise price per share must not be less than 110% of the fair market value per share of our common stock on the date of grant. With respect to non-qualified stock options, the exercise price per share must be determined by the 2010 Plan administrator at the time the stock option is granted.

Duration of Stock Options

The expiration date of a stock option must not be later than 10 years from the date of grant; provided that the expiration date of any incentive stock option granted to a greater-than-ten percent stockholder of our company must not be later than five years from the date of grant.

Vesting Schedule

The vesting schedule for each stock option must be specified by the 2010 Plan administrator at the time of grant prior to the provision of services with respect to which such stock option is granted. If no vesting schedule is specified at the time of grant, the stock option must vest pursuant to the following vesting schedule:

  25% of the stock option must vest and be exercisable 90 days from the date of granting;

  25% of the stock option must vest and be exercisable 12 months from the date of granting;

  25% of the stock option must vest and be exercisable 24 months from the date of granting; and

  25% of the stock option must vest and be exercisable 36 months from the date of granting.

The 2010 Plan administrator may accelerate the vesting of one or more outstanding stock options.

Term of Stock Option

Stock options that have vested but not exercised terminate upon the occurrence of the first of the following events: (i) the expiration of the option; (ii) the date of an optionee’s termination of employment or contractual relationship with our company for cause; (iii) the expiration of three months from the date of an optionee’s termination of employment or contractual relationship for any reason other than cause, death or certain disability; and (iv) the expiration of one year from termination of an optionee’s employment or contractual relationship by reason of death or certain disability. Stock options that have not vested terminate immediately upon the optionee’s resigning from or our terminating the optionee’s employment or contractual relationship with our company for any reason whatsoever, including death or disability.

Transfer of Stock Option

The stock options granted under the 2010 Plan may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order except for under certain limited circumstances. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any stock option contrary to the provisions of the 2010 Plan, or upon the sale, levy or any attachment or similar process the rights and privileges conferred by the 2010 Plan, such stock option will terminate and become null and void.

Securities Regulation and Tax Withholding

The shares of our common stock will not be issued with respect to a stock option unless the exercise of such stock option and the issuance and delivery of such shares comply with applicable United States federal and state securities laws, the Internal Revenue Code, the rules of any applicable foreign jurisdiction. The optionee must pay to us promptly upon exercise of a stock option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes resulting upon exercise of a stock option or from a transfer or other disposition of shares of our common stock acquired upon exercise of a stock option or otherwise related to a stock option or shares of our common stock acquired in connection with a stock option.

Certain Corporate Transactions

If we are involved in a merger, consolidation, acquisition of property, reorganization, or liquidation, or we declare a dividend payable in, or subdivided, reclassify, reorganize, or combine our common stock or otherwise effect a change in our outstanding common stock as a result of a stock split, reverse stock split or other recapitalization, the 2010 Plan administrator will, with respect to each outstanding stock option, proportionately adjust the number of shares of our common stock subject to such stock option and/or the exercise price per share so as to preserve the rights of the optionee substantially proportionate to the rights of the optionee prior to such event. Also to the extent such action include an increase or decrease in the number of shares of our common stock, the number of shares available under the 2010 Plan and the exercise price for such stock option will automatically be increased or decreased proportionately.

Term of the 2010 Plan

The 2010 Plan administrator may grant incentive stock options on or after the date on which the 2010 Plan is adopted through the day immediately preceding the 10th anniversary of the date the 2010 Plan is adopted. The 2010 Plan administrator may grant non-qualified stock options on or after the date the 2010 Plan is adopted and until the 2010 Plan is terminated by our board of directors.

Amendment and Termination

The 2010 Plan administrator may, subject to applicable laws, at any time modify, amend or terminate the 2010 Plan or modify or amend stock options granted under the 2010 Plan, provided, however, that (i) no amendment with respect to an outstanding stock option which has the effect of reducing the benefits afforded to the optionee must be made over the objection of such optionee; (ii) the events triggering acceleration of vesting of outstanding stock options may be modified, expanded, or eliminated without the consent of the optionees; and (iii) the 2010 Plan administrator may not increase the number of shares available for issuance on the exercise of incentive stock options without stockholder approval.

Federal Income Tax Consequences Relating to Our 2010 Stock Option Plan

The following discussion summarizes our understanding of the more significant United States federal income tax consequences associated with options granted under the and does not address any estate, gift, state, local or non-U.S. tax laws. The tax consequences of receipt of any options under the 2010 Plan may vary depending upon the particular circumstances and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Optionees should rely upon their own tax consultants for advice concerning the specific tax consequences applicable to them.

Incentive Stock Options

The grant of an incentive stock option will not be a taxable event for the optionee or for us. An optionee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the optionee holds the shares of our common stock for at least two years after the date of grant and for one year after the date of exercise (the “Holding Period Requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of a stock option to qualify for the foregoing tax treatment, the optionee generally must be our employee or an employee of our subsidiary from the date the stock option is granted through a date within three months before the date of exercise of the stock option.

If all of the foregoing requirements are met except the Holding Period Requirement, the optionee will recognize ordinary income upon the disposition of our common stock in an amount generally equal to the excess of the fair market value of our common stock at the time the stock option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Stock Options

The grant of a non-qualified stock option will not be a taxable event for the optionee or us. Upon exercising a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of our common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of our common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the stock option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income.

New 2010 Plan Benefits

The following chart discloses the benefits that will be received by or allocated to certain persons:

Name and Position	Dollar Value ($)	Number of Units
David Kalenuik Chief Executive Officer and President	Nil	1,000,000
Ming Zhu Chief Financial Officer	Nil	200,000
Heidi Kalenuik Secretary and Treasurer	Nil	840,000
Roger Newell Former Chief Executive Officer, Chief Financial Officer and President	Nil	840,000
Executive Group	Nil	2,880,000
Non-Executive Director Group	Nil	700,000
Non-Executive Officer Employee Group	Nil	620,000

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended March 31, 2010; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we collectively refer to as the “named executive officers”, for the fiscal years ended March 31, 2010 and 2009, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensa -tion ($)	Total ($)
Roger Newell President, Chief Executive Officer and Chief Financial Officer	2010 2009	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$125,000(1) Nil	$125,000 Nil
Heidi Kalenuik Secretary, Treasurer	2010 2009	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$181,250(2) Nil	$181,250 Nil

(1) During the fiscal year, Mr. Roger Newell provided geological professional service to our wholly owned subsidiary, Kilimanjaro Mining Company. He received $85,000 in cash, $12,500 in restricted common shares and deferred compensation of $27,500 to be paid for his services rendered. Mr. Newell resigned as CEO, CFO and President of the Company on October 7, 2010. Effective October 7, 2010 David Kalenuik was appointed as CEO and President and Ming Zhu was appointed as CFO.

(2) During the fiscal year, Mrs. Heidi Kalenuik received management fees from our wholly owned subsidiary, Kilimanjaro Mining Company, of $93,500 in cash, $85,625 in restricted common shares and $2,125 to be paid.

Employment Contracts

Roger Newell provides management and geological consulting services to the Company in consideration of which the Company pays Mr. Newell a consulting fee of $10,000 per month. The consulting agreement is on a month to month basis with no formal contract and the payment is made by our wholly owned subsidiary company, Kilimanjaro Mining Company Inc.

Ming Zhu provides accounting and management consulting services to the Company in consideration of which the Company pays Mr. Zhu a professional fee of $5000 per month. The consulting agreement is on a month to month basis with no formal contract and the payment is made by our wholly owned subsidiary company, Kilimanjaro Mining Company Inc.

Heidi Kalenuik provides administrative and management consulting services to the Company in consideration of which the Company pays Mrs. Kalenuik a consulting/management fee of $8,500 per month. The consulting agreement is on a month to month basis with no formal contract and the payment is made by our wholly owned subsidiary company, Kilimanjaro Mining Company Inc.

David Kalenuik provides business development and management consulting services to the Company in consideration of which the Company pays Mr. Kalenuik a consulting fee of $4,500 per month. The consulting agreement is on a month to month basis with no formal contract and the payment is made by our wholly owned subsidiary company, Kilimanjaro Mining Company Inc.

Director Compensation

DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Roger Newell	Nil	12,500	Nil	Nil	Nil	Nil	12,500
Heidi Kalenuik	Nil	85,625	Nil	Nil	Nil	Nil	85,625
Ahmed Magoma	11,000	37,500	Nil	Nil	Nil	75,633(1)	124,133

(1) During the fiscal year ended March 31, 2010, Mr. Ahmed Magoma was paid salary of $30,633 from one subsidiary of the Company and received $45,000 in fees in connection with services provided during the acquisition of the Singida property licenses.

Aggregated Options Exercised in the Year Ended March 31, 2010 and Year End Option Values

There were no stock options exercised during the year ended March 31, 2010.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

As of November 4, 2010, there were 76,246,900 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by (i) our directors and executive officers and (ii) persons known to us to beneficially own more than 5% of our common stock.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Class (2)
Director and Officer
Common Stock	Roger A. Newell 1781 Larkspur Dr Golden, CO 80401	2,465,000(6)	3.2%
Common Stock	Heidi Kalenuik 1781 Larkspur Drive Golden, CO, USA 80401	19,511,000(3)	24.7%
Common Stock	David Kalenuik 1781 Larkspur Drive Golden, CO, USA 80401	19,511,000(3)	24.7%
Common Stock	Ahmed A. Magoma 1781 Larkspur Drive Golden, CO, USA 80401	1,173,750(8)	1.5%
Common Stock	Ian A. Shaw 1781 Larkspur Drive Golden, CO, USA 80401	1,000,000(7)	1.3%
Common Stock	Ming Zhu 1781 Larkspur Drive Golden, CO, USA 80401	290,000(9)	*
Common Stock	Directors and Officers as a group (6)	24,439,750 (4)	29.9% (5)
5% Stockholders
Common Stock	Heidi Kalenuik 1781 Larkspur Drive Golden, CO, USA 80401	19,511,000(3)	24.7%
Common Stock	David Kalenuik 1781 Larkspur Drive Golden, CO, USA 80401	19,511,000(3)	24.7%

*	Less than 1%.
(1)

Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	Percentage based on 76,246,900 shares of common stock outstanding on November 4, 2010.
(3)

Consists of: 720,000 shares of common stock held by David Kalenuik, stock options of David Kalenuik exercisable to acquire an additional 1,000,000 shares of common stock within 60 days of November 4, 2010, 16,186,000 shares of common stock held by his spouse, Heidi Kalenuik, 15,000 shares of common stock registered in the name of their children, a warrant held by Heidi Kalenuik exercisable to acquire an additional 750,000 shares of common stock within 60 days of November 4, 2010, and stock options of Heidi Kalenuik exercisable to acquire an additional 840,000 shares of common stock within 60 days of November 4, 2010.

(4)

The total Directors and Officers as a Group includes all shares of common stock held by each of them as of November 4, 2010 , including shares of restricted stock subject to options or warrants currently exercisable or exercisable within 60 days of November 4, 2010.

(5)

The percentage is calculated using the total number of Common Stock held by Directors and Officers as a group , including all shares of restricted stock held by the group which are subject to options or warrants currently exercisable or exercisable within 60 days of November 4, 2010.

(6)

Consists of 925,000 shares of common stock held by Mr. Newell, warrants to acquire an additional 700,000 shares of the Company’s common stock and options to acquire an additional 840,000 shares of the Company’s common stock within 60 days of November 4, 2010.

(7)

Consists of 300,000 shares of common stock held by Mr. Shaw and warrants to acquire an additional 500,000 shares of the Company’s common stock and options to acquire an additional 200,000 shares of the Company’s common stock within 60 days of of November 4, 2010.

(8)	Consists of 673,750 shares of common stock held by Mr. Magoma and options to acquire an additional 500,000 shares of the Company’s common stock within 60 days of November 4, 2010
(9)	Consists of 90,000 shares of common stock held by Mr. Zhu and options to acquire an additional 200,000 shares of the Company’s common stock within 60 days of November 4, 2010.

Changes in Control

There are no arrangements which may result in a change of control of Lake Victoria Mining Company, Inc. There are no known persons that may assume control of the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than the options granted to our directors and executive officers under the 2010 Plan outlined above, no person who has been a director or executive officer of our company at any time since the beginning of our fiscal year ended March 31, 2010 and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials. Proposals received after such time will be considered untimely. In addition, the acceptance of such proposals is subject to the Securities and Exchange Commission guidelines.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one from your broker, please notify your broker.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

By Order of the Board of Directors

/s/ David Kalenuik
David Kalenuik
President
November 5, 2010

A-1

SCHEDULE A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Lake Victoria Mining Company, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3

The aggregate number of shares that the corporation is authorized to issue is 350,000,000, of which 250,000,000 shares are common stock, with a par value of $0.00001 per share, and 100,000,000 shares are preferred stock, with a par value of $0.00001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ______%

4. Effective date of filing (optional):

5. Officer Signature (required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SCHEDULE B

2010 Stock Option Plan

LAKE VICTORIA MINING COMPANY, INC.

2010 STOCK OPTION PLAN

                    This 2010 Stock Option Plan (the “Plan”) provides for the grant of options to acquire shares of common stock (the “Common Stock”), of Lake Victoria Mining Company, Inc., a Nevada company (the “Company”). For the purposes of Eligible Employees (as defined below) who are subject to tax in the United States, stock options granted under this Plan that qualify under Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), are referred to in this Plan as “Incentive Stock Options”. Incentive Stock Options and stock options that do not qualify under Section 422 of the Code (“Non-Qualified Stock Options”) and stock options granted to non-United States residents under this Plan are referred to collectively as “Options”.

1.                  PURPOSE

1.1                The purpose of this Plan is to retain the services of directors, officers, valued key employees and consultants of the Company and such other persons as the Plan Administrator shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2                This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable Canadian federal and provincial securities laws, United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the “Applicable Laws”).

2.                  ADMINISTRATION

2.1                This Plan shall be administered initially by the Board of Directors of the Company (the “Board”), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board to administer the Plan, which committee (the “Committee”) may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the “Plan Administrator”.

2.2                If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code, and (b) “Non-Employee Directors” as contemplated by Rule 16b-3 under the Exchange Act.

2.3                The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4                The Board may at any time amend, suspend or terminate the Plan, subject to such shareholder approval as may be required by Applicable Laws, including the rules of an applicable stock exchange or other national market system, provided that:

(a)	no Options may be granted during any suspension of the Plan or after termination of the Plan; and

(b)

any amendment, suspension or termination of the Plan will not affect Options already granted, and such Options will remain in full force and affect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee (as defined below) and the Plan Administrator, which agreement will have to be in writing and signed by the Optionee and the Company.

2.5                Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret this Plan;

(b)	define the terms used in the Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant Options under this Plan;

(f)	determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, or otherwise;

(g)	determine the time or times at which Options shall be granted under this Plan;

(h)	determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)	determine all other terms and conditions of the Options;

(j)	approve the form of Agreements used under this Plan; and

(k)	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.6                All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries, subject to any contrary determination by the Board.

3.                  ELIGIBILITY

3.1                Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Company (as defined below) (“Eligible Employees”) subject to tax in the United States.

3.2                Non-Qualified Stock Options may be granted to Eligible Employees, directors, officers, consultants and to such other persons who are not Eligible Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3                Options may be granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other company and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options.

3.4                Any person to whom an Option is granted under this Plan is referred to as an “Optionee”. Any person who is the owner of an Option is referred to as a “Holder”.

3.5                As used in this Plan, the term “Related Company” shall mean any company (other than the Company) that is a “Parent Company” of the Company or “Subsidiary Company” of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.                  STOCK

4.1                The Plan Administrator is authorized to grant Options to acquire up to 10,000,000 shares of the Company’s authorized but unissued, or reacquired, Common Stock. The number of shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.1(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan.

5.                  TERMS AND CONDITIONS OF OPTIONS

5.1                Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (the “Agreement”). Agreements may contain such provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

(a)	Number of Shares and Type of Option

Each Agreement shall state the number of shares of Common Stock to which it pertains and, for Optionees subject to tax in the United States, whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, provided that:

(i) in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(ii)

the aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee subject to tax in the United States during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Company or a predecessor company) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the “Annual Limit”); and

(iii) any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b)	Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the “Date of Grant”).

(c)	Option Price

Each Agreement shall state the price per share of Common Stock at which it is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i)

the per share exercise price for an Incentive Stock Option or any Option granted to a “covered employee” as such term is defined for purposes of Section 162(m) of the Code (“Covered Employee”) shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(ii)

with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value (as such term is defined in (v) below) per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(iii)

Options granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other company and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other company, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur; and

(iv) with respect to Non-Qualified Stock Options, the exercise price per share shall be determined by the Plan Administrator at the time the Option is granted.

(v)

For the purposes of the Plan, “Fair Market Value” means, with respect to the Common Stock and as of the date an Incentive Stock Option is granted hereunder, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows: (i) if the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (ii) if the Common Stock was traded over- the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the applicable trading market’s system for such date; (iii) if the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the applicable trading market’s system for such date; and (iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate.

(d)	Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to paragraph 5.1(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Plan shall expire five (5) years from the Date of Grant.

(e)	Vesting Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the Option shall vest as follows:

	(i)	90 days after the Date of Grant, the Option shall vest and shall become exercisable with respect to 25% of the Common Stock to which it pertains;

	(ii)	on the first anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to an additional 25% of the Common Stock to which it pertains;

	(iii)	on the second anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to an additional 25% of the Common Stock to which it pertains; and

	(iv)	on the third anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to balance of the Common Stock to which it pertains.

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company’s performance relative to its internal business plan, or such other terms as determined and directed by the Board. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Company, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

(f)	Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion. The vesting of Options also shall be accelerated under the circumstances described in Section 5.1(m) below.

(g)	Term of Option

(i)

Options that have vested as specified by the Plan Administrator or in accordance with this Plan, shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

		A.	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) above;

		B.	the date of an Optionee’s termination of employment or contractual relationship with the Company or any Related Company for cause (as determined in the sole discretion of the Plan Administrator);

C.

the expiration of three (3) months from the date of (i) an Optionee’s termination of employment or contractual relationship with the Company or any Related Company for any reason whatsoever other than cause, death or Disability (as defined below), or (ii) an Optionee’s resignation as an officer, director, employee or consultant of the Company or any Related Company; or

		D.	the expiration of one year (1) from termination of an Optionee’s employment or contractual relationship by reason of death or Disability (as defined below).

(ii)

Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee’s rights under such Option shall pass by the Optionee’s will or by the laws of descent and distribution of the Optionee’s domicile at the time of death and only until such Options terminate as provided above.

(iii)

For purposes of the Plan, unless otherwise defined in the Agreement, “Disability” shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than six (6) months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee’s termination of employment or contractual relationship.

(iv)

Unless accelerated in accordance with Section 5.1(f) above, unvested Options shall terminate immediately upon the Optionee resigning from or the Company terminating the Optionee’s employment or contractual relationship with the Company or any Related Company for any reason whatsoever, including death or Disability.

(v)

For purposes of this Plan, transfer of employment between or among the Company and/or any Related Company shall not be deemed to constitute a termination of employment with the Company or any Related Company. For purposes of this subsection, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee’s re-employment rights are guaranteed by statute or by contract.

(h)	Exercise of Options

(i)

Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than fifty (50) shares (as adjusted pursuant to Section 5.1(m) below) may be exercised; provided, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii)

Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 5.1(i) below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise.

(iii)

During the lifetime of an Optionee, Options are exercisable only by the Optionee or in the case of a Non-Qualified Stock Option, transferee who takes title to such Option in the manner permitted by subsection 5.1(k) hereof.

(i)	Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash, by certified or cashier’s check or by wire transfer. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)

by delivering to the Company shares of Common Stock previously held by such Holder, or by the Company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise; or

	(ii)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(j)	No Rights as a Shareholder

A Holder shall have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Holder becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k)	Transfer of Option

(i)

Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however that, subject to applicable laws:

		A.	for Incentive Stock Options and if permitted by applicable law at the time, any Agreement may provide or be amended to provide that an Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships or limited liability companies established exclusively for the benefit of the Optionee and the Optionee’s immediate family members; or

		B.	for Non-Qualified Stock Options, the Optionee’s heirs or administrators may exercise any portion of the outstanding Options within one year of the Optionee’s death.

(ii)

Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l)	Securities Regulation and Tax Withholding

(i)

Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all Applicable Laws. The inability of the Company to obtain from any regulatory body or authority deemed by the Company to be necessary for the lawful issuance and sale of any Options or shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such Options or shares.

(ii)

As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Plan Administrator, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with all Applicable Laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii)

The Holder shall pay to the Company by wire transfer, certified or cashier’s check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.

by delivering to the Company shares of Common Stock previously held by such Holder or by the Company withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

		B.	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)

The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all securities laws and withholding provisions under all applicable laws have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in paragraph 5.1(l)(iii) above.

(m)	Stock Dividend or Reorganization

(i)

If: (1) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations thereunder; (2) the Company shall declare a dividend payable in, or shall subdivide, reclassify, reorganize, or combine, its Common Stock or otherwise effect a change in the outstanding Common Stock as a result of a stock split, reverse stock split or other recapitalization; or (3) any other event with substantially the same effect shall occur, the Plan Administrator shall, subject to applicable law, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan and the exercise price for such Options shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company’s shareholders, or any Holder, so as to preserve the proportional rights of the Holder.

(ii)

In the event that the presently authorized capital stock of the Company is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

(iii)

If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, the Plan Administrator may, subject to applicable law, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or adjust the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company’s shareholders, or any Holder.

(iv)

The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

(v)

The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

	(vi)	In the event of the dissolution or liquidation of the Company, each Option shall terminate immediately prior to the consummation of such action, unless otherwise determined by the Plan Administrator.

6.                  EFFECTIVE DATE; SHAREHOLDER APPROVAL

6.1                Incentive Stock Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted by the Board (the “Effective Date”) through the day immediately preceding the tenth anniversary of the Effective Date.

6.2                Non-Qualified Stock Options may be granted by the Plan Administrator on or after the Effective Date and until this Plan is terminated by the Board in its sole discretion.

6.3                Termination of this Plan shall not terminate any Option granted prior to such termination.

6.4                Any Incentive Stock Options granted by the Plan Administrator prior to the approval of this Plan by the shareholders of the Company shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months before or after the Effective Date. If such shareholder ratification is not obtained, all Incentive Stock Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Incentive Stock Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation.

7.                  NO OBLIGATIONS TO EXERCISE OPTION

7.1                The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.                  NO RIGHT TO OPTIONS OR TO EMPLOYMENT

8.1                Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan.

8.2                The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a Related Company’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

9.                  APPLICATION OF FUNDS

9.1                The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10.                  INDEMNIFICATION OF PLAN ADMINISTRATOR

10.1                In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11.                  AMENDMENT OF PLAN

11.1                The Plan Administrator may, subject to Applicable Laws, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however that:

(a)	no amendment with respect to an outstanding Option which has the effect of reducing the benefits afforded to the Holder thereof shall be made over the objection of such Holder;

(b)	the events triggering acceleration of vesting of outstanding Options may be modified, expanded or eliminated without the consent of Holders;

(c)

the Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement; and

(d)	the Plan Administrator may not increase the number of shares available for issuance on the exercise of Incentive Stock Options without shareholder approval.

11.2                Without limiting the generality of Section 11.1 hereof, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside Canada and the United States to recognize differences in local law, tax policy or custom.

Effective Date: October 7, 2010

WRITTEN CONSENT SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS
OF LAKE VICTORIA MINING COMPANY, INC.

This written consent is solicited on behalf of the board of directors of Lake Victoria Mining Company, Inc. When properly executed, shares represented by this written consent will be voted as designated by the undersigned.

The undersigned hereby acknowledges receipt of the consent solicitation statement (the “Consent Solicitation Statement”) of Lake Victoria Mining Company, Inc. (the “Company”) dated November 5, 2010, and, without the formality of convening a meeting, does hereby vote via written consent, as designated below, all of shares of common stock of the Company held by the undersigned:

1.

Approval of Amendment of the articles of incorporation of the Company to increase the number of authorized shares of common stock of the Company from 100,000,000 to 250,000,000 as set forth in Schedule “A” to the Consent Solicitation Statement, provided, however, that, notwithstanding such approval, the board of directors of the Company may, by resolution, abandon such Amendment at any time before the effective date of the Amendment without further action by the stockholders of the Company

For	Against	Abstain
☐	☐	☐

2.	Approval of the 2010 Stock Option Plan of the Company, a copy of which is attached to the Consent Solicitation Statement as Schedule “B”

For	Against	Abstain
☐	☐	☐

The Board of Directors of the Company recommends a vote “For” the proposal.

The undersigned represents that the undersigned owns the following number of shares of common stock of the Company (please insert number of the shares): _________________.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the written consent. A written consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Date:

Stockholder Name (printed):

Signature:

Title (if applicable):

Signature (if held jointly):

Title (if applicable):

Important: Please complete, sign and date your written consent promptly and fax it to 1-866-910-6114 or return it to:

LAKE VICTORIA MINING COMPANY, INC.
1781 Larkspur Drive
Golden, CO, USA 80401